                                                                    Exhibit 21.1


                           SUBSIDIARIES OF THE COMPANY


44 PLAZA, INC.
AUK REALTY CORPORATION
BRENDA PROPERTIES
CARROLWOOD COMMONS OUTPARCEL CORP.
EAST END OPERATING CORP.
EASTON 257, INC.
FOX HILL POUGHKEEPSIE, INC.
GC ACQUISITION CORP.
HAMBURG WELLNESS PARTNERS
HARVEST OF NASHVILLE, INC.
HARVEST PROPERTIES, INC.
KCH ACQUISITION, INC.
KCHGC, INC.
KIMSQUARE GLEN BURNIE 474, INC.
KIMSQUARE HOMEWOOD 461, INC.
KIMCOAST OF WARREN, INC.
KIMCADE, INC.
KIMCAL CORPORATION
KIMCO BBB 878A, INC.
KIMCO 118 O/P, INC.
KIMCO 120 O/P, INC.
KIMCO 413B, INC.
KIMCO 420, INC.
KIMCO 632, INC.
KIMCO ACADIANA 670, INC.
KIMCO ALTAMONTE SPRINGS 636, INC.
KIMCO ANAHEIM, INC.
KIMCO AUGUSTA 635, INC.
KIMCO AUSTIN 589, INC.
KIMCO AUTOVENTURE, INC.
KIMCO BANGOR 2000, INC.
KIMCO BATON ROUGE 666, INC.
KIMCO BBB 878A, INC.
KIMCO BLACKWOOD 644, INC.
KIMCO BT CORP. KIMCO BUCKS 651, INC.
KIMCO BRADENTON 698, INC.
KIMCO BUCKS 651, INC.
KIMCO BURLESON 496, INC.
KIMCO CARY 696, INC.
KIMCO CAMBRIDGE 242, INC.
KIMCO CANTON 182, INC.
KIMCO CANYON POINTE INC.
KIMCO CAPITAL CORP.
KIMCO CARROLLWOOD 664, INC.
KIMCO CEDAR HILL CROSSING 712, INC.
KIMCO CHARLESTON 631, INC.
KIMCO CHARLOTTE 192, INC.
KIMCO CINNAMINSON 645, INC.
KIMCO CLAWSON 143, INC.
KIMCO COLUMBUS, INC.
KIMCO CONCOURSE, INC.
KIMCO CORAL SPRINGS 623, INC.
KIMCO CRANSTON 691, INC.
KIMCO CROSS CREEK 607, INC.
KIMCO DECATUR 797, INC.

KIMCO DENVER 680, INC.
KIMCO DEV. OF MCINTOSH SARASOTA
KIMCO DEV. OF MENTOR, INC.
KIMCO DEV. OF MUSKEGON, INC.
KIMCO DEV. OF NEW KENSINGTON, INC.
KIMCO DEV. OF SEMINOLE SANFORD, INC.
KIMCO DEV. OF TROY, INC.
KIMCO DEV. OF TYVOLA, INC.
KIMCO DEV. OF WATERLOO AKRON, INC.
KIMCO DOVER 501, INC.
KIMCO DOWNERS PARK 764, INC.
KIMCO DURHAM 639, INC.
KIMCO EAST BANK 689, INC.
KIMCO FARMINGTON 146, INC.
KIMCO FLORENCE 646, INC.
KIMCO FORUM 717, INC.
KIMCO GALLERY 660, INC.
KIMCO GATES 149, INC.
KIMCO GOVERNORS MARKETPLACE 317, INC.
KIMCO GOVERNORS MARKETPLACE II 318, INC.
KIMCO GREAT BARRINGTON 609, INC.
KIMCO GREEN ORCHARD 606, INC.
KIMCO GREENVILLE 676, INC.
KIMCO HAYDEN PLAZA 604, INC.
KIMCO HAZELWOOD, INC.
KIMCO HOMDEL TOWNE CENTER 1007, INC.
KIMCO HOMDEL COMMONS 1008, INC.
KIMCO HOUMA 274, LLC
KIMCO JUAN TABO PLAZA 591, INC.
KIMCO KENT 637, INC.
KIMCO KISSIMMEE 613, INC.
KIMCO KML, INC.
KIMCO LAFAYETTE 671, INC.
KIMCO LAFAYETTE MARKET PLACE 697, INC.
KIMCO LAKELAND 123, INC.
KIMCO LAKEWOOD 684, INC.
KIMCO LANDMARK STATION 275, INC.
KIMCO LARGO 136, INC.
KIMCO LARGO 139, INC.
KIMCO LAUREL, INC.
KIMCO LAUREL 173, INC.
KIMCO LEXINGTON 140, INC.
KIMCO LIVONIA, INC.
KIMCO MANASSAS 672, INC.
KIMCO MELBOURNE 616, INC.
KIMCO MANAGEMENT OF NEW JERSEY
KIMCO MANAGEMENT OF MARYLAND, INC.
KIMCO MAPLE HILL 138, INC.
KIMCO MAPLEWOOD 673, INC.
KIMCO MESA 679, INC.
KIMCO MIAMISBURG 714, INC.
KIMCO MORRISVILLE 648, INC.
KIMCO MT. DORA 677, INC.
KIMCO NJ, INC.
KIMCO NORTH BRUNSWICK 617, INC.
KIMCO NORTHWEST SQUARE 597, INC.
KIMCO OCALA 665, INC.
KIMCO OPPORTUNITY, INC.

KIMCO ORLANDO 638, INC.
KIMCO PALMER PARK 654, INC.
KIMCO PEPPERTREE 604, INC.
KIMCO PEPPERTREE, INC.
KIMCO PHILMED, INC.
KIMCO PLANO 768, INC.
KIMCO PORT WASHINGTON 675, INC.
KIMCO PREFERRED INVESTOR I, INC.
KIMCO PREFERRED INVESTOR II, INC.
KIMCO PREFERRED INVESTOR III, INC.
KIMCO PREFERRED INVESTOR IV, TRUST
KIMCO PREFERRED INVESTOR V, INC.
KIMCO PREFERRED INVESTOR VI, INC.
KIMCO PREFERRED INVESTOR VII, INC.
KIMCO PREFERRED INVESTOR VIII, INC.
KIMCO PREFERRED INVESTOR IX, INC.
KIMCO PROPERTIES, INC.
KIMCO PROPS. NASHVILLE, INC.
KIMCO PURCHASING AGENCY CORPORATION
KIMCO RALEIGH 177, INC.
KIMCO RALPH'S CORNER 659, INC.
KIMCO RICHMOND 800, INC.
KIMCO RIDGEWOOD 615, INC.
KIMCO RIVERS AVE. 622, INC.
KIMCO RIVERGATE 588, INC.
KIMCO ROCKINGHAM 620, INC.
KIMCO SACRAMENTO 788, INC.
KIMCO SAND LAKE 618, INC.
KIMCO SANTEE 705, INC.
KIMCO SARASOTA 378, INC.
KIMCO SAVANNAH 185, INC.
KIMCO SCOTTSDALE MALL 183, INC.
KIMCO SELECT TREXLER 663, INC.
KIMCO SHARONVILLE 276, INC.
KIMCO SOUTH MIAMI 634, INC.
KIMCO SOUTH PARKER 682, INC.
KIMCO SPRING CREEK 686, INC.
KIMCO ST. CHARLES, INC.
KIMCO TALLAHASSEE 715, INC.
KIMCO TAMPA 470, INC.
KIMCO TEXAS, INC.
KIMCO TITLE CORPORATION
KIMCO WARRINGTON 652, INC.
KIMCO WEST MELBOURNE 668, INC.
KIMCO WEST PALM BEACH 633, INC.
KIMCO WESTERVILLE 178, INC.
KIMCO WESTMONT 614, INC.
KIMCO WHITE LAKE 667, INC.
KIMCO WM148, INC.
KIMCO WOODFOREST 655, INC.
KIMCO YONKERS 801, INC.
KIMCO DEV. OF WOOSTER, INC.
KIMCO DEV. OF 31 SOUTH, INC.
KIMCO DEV. OF AIKEN, INC.
KIMCO DEV. OF GASTONIA, INC.
KIMCO DEV. OF GIANTS, INC.
KIMCO DEV. OF GREENWOOD OP. INC.
KIMCO DEV. OF HAMPTON BAYS, INC.

KIMCO DEV. OF KETTERING, INC.
KIMCO OF CHERRY HILL, INC.
KIMCO OF GEORGIA, INC.
KIMCO OF HERMITAGE, INC.
KIMCO OF HICKORY HOLLOW, INC.
KIMCO OF HUNTINGTON, INC.
KIMCO OF ILLINOIS, INC.
KIMCO OF MILLERODE, INC.
KIMCO OF NANUET, INC.
KIMCO OF NEW ENGLAND, INC.
KIMCO OF NEW YORK, INC.
KIMCO OF NORTH CAROLINA, INC.
KIMCO OF NORTH MIAMI, INC.
KIMCO OF OAKVIEW, INC.
KIMCO OF OHIO, INC.
KIMCO OF PENNSYLVANIA, INC.
KIMCO OF RACINE, INC.
KIMCO OF SPRINGBORO PIKE, INC.
KIMCO OF SPRINGFIELD, INC.
KIMCO OF SPRINGFIELD 625, INC.
KIMCO OF STUART 619, INC.
KIMCO OF SYOSSET, INC.
KIMCO OF TAMPA, INC.
KIMCO OF TENNESEE, INC.
KIMCO OF UTAH, INC.
KRC ACQUISITION CORP.
KRC ALTON 802, INC.
KRC ARLINGTON 866, INC.
KRC ARLINGTON HEIGHTS 896, INC.
KRC BELLEVILLE 808, INC.
KRC BRIDGEVIEW 894, INC.
KRC BRIDGETON 875, INC.
KRC CARBONDALE 848, INC.
KRC CHAMPAIGN 870, INC.
KRC CHRISTY 804, INC.
KRC CRESTHILL 868, INC.
KRC CRYSTAL CITY 850, INC.
KRC CRYSTAL LAKE 891, INC.
KRC CORPUS CHRISTI 878, INC.
KRC CREVE COEUR 830, INC.
KRC CRESTWOOD 887, INC.
KRC DECATUR 797, INC.
KRC DUBUQUE 847, INC.
KRC ELGIN 860, INC.
KRC FAIRVIEW HEIGHTS 881, INC.
KRC FOREST PARK 862, INC.
KRC HARRISBURG 193, INC.
KRC INDEPENDENCE 806, INC.
KRC KIRKWOOD 803, INC.
KRC LEMAY 834, INC.
KRC MACARTHUR BLVD. 799, INC.
KRC MERRILLVILLE 849, INC.
KRC MIDWEST CITY 857, INC.
KRC MISHAWAKA 895, INC.
KRC MUNDELIEN 874, INC.
KRC NILES 865, INC.
KRC NORTH ROCKWELL 882, INC.
KRC NORRIDGE 845, INC.

KRC O'FALLON DC 861, INC.
KRC ORLAND PARK 809, INC.
KRC OVERLAND PARK 805, INC.
KRC PADUCAH 795, INC.
KRC PROPERTY MANAGEMENT I, INC.
KRC ROCKFORD 796, INC.
KRC ST. CHARLES 798, INC.
KRC ST. JOSEPH 880, INC.
KRC STATE AVENUE 807, INC.
KRC SCHAUMBERG 855, INC.
KRC SOUTHBEND 883, INC.
KRC SOUTH SHIELDS 871, INC.
KRC SPRINGFIELD 869, INC.
KRC STREAMWOOD 897, INC.
KRC THEATRE PORTFOLIO, INC.
KRC TULSA 859, INC.
KRC WAKEGAN 886, INC.
KRCV CORP.
KSI CONVENIENCE, LLC
KSI MORTGAGE INVESTMENT, LLC
KSI TRUST
KIMEX SALTILLO HOLDING, INC.
KIMEX SALTILLO HOLDING 1, INC.
KIMEX SENDERO NORTE HOLDING I, INC.
KIMEX SENDERO NORTE HIOLDING II, INC.
KIMGS, INC.
KIMSCHOTT, INC.
KIMSTRAUSS 184, INC.
KIMSWORTH INC.
KIMSWORTH OF ALABAMA, INC.
KIMSWORTH OF ARIZONA, INC.
KIMSWORTH OF ARKANSAS, INC.
KIMSWORTH OF COLORADO, INC.
KIMSWORTH OF FLORIDA, INC.
KIMSWORTH OF GEORGIA, INC.
KIMSWORTH OF ILLINOIS, INC.
KIMSWORTH OF INDIANA, INC.
KIMSWORTH OF IOWA, INC.
KIMSWORTH OF KANSAS, INC.
KIMSWORTH OF LOUISIANA, INC.
KIMSWORTH OF MARYLAND, INC.
KIMSWORTH OF MICHIGAN, INC.
KIMSWORTH OF MINNESOTA, INC.
KIMSWORTH OF MISSISSIPPI, INC.
KIMSWORTH OF MISSOURI, INC.
KIMSWORTH OF MONTANA, INC.
KIMSWORTH OF NEBRASKA, INC.
KIMSWORTH OF NEW JERSEY, INC.
KIMSWORTH OF NEW MEXICO, INC.
KIMSWORTH OF OHIO, INC.
KIMSWORTH OF PENNSYLVANIA, INC.
KIMSWORTH OF SOUTH CAROLINA, INC.
KIMSWORTH OF TEXAS, INC.
KIMSWORTH OF VIRGINIA, INC.
KIMWEST 186, INC.
KIMVEN CORPORATION
KIMZADD, INC.
KIMZAY BENTON HARBOR, INC.

KIMZAY BLOOMINGTON, INC.
KIMZAY CORPORATION
KIMZAY GEORGIA, INC.
KIMZAY GREENWOOD, INC.
KIMZAY OF CHARLOTTE, INC.
KIMZAY OF FLORIDA, INC.
KIMZAY OF ILLINOIS, INC.
KIMZAY WINSTON-SALEM, INC.
KIMZFERN, INC.
KIMZGATE, INC.
KIMZLAR, IINC.
KIMZWOOD, INC.
MANHASSET VENTURE, LLC
MANMORT, INC.
MANETTO HILLS ASSOCIATES, INC.
MASSAPEQUA KSI VENTURE, LLC
MC KIM CORP.
MC MORT CORP.
MILMAR REALTY CORPORATION
NW MP 1006, INC.
NORBER CORP.
OWL HOLDINGS, INC.
PASSIVE INVESTORS, INC.
PERMELYNN CORPORATION
PERMELYNN OF BRIDGEHAMPTON, INC.
PERMELYNN OF GEORGIA, INC.
PERMELYNN OF WESTCHESTER, INC.
RCS HOLDING CORP.
REDEL CONSTRUCTION CORP.
RICH HILL, INC.
SS 1005, INC.
SANNDREL INC.
SANNDREL OF HARRISBURGH, INC.
SANNDREL OF PENNSYLVANIA, INC.
SANNDREL OF VIRGINIA, INC.
SP 255, INC.
SS 1005, INC.
ST. ANDREWS SHOPPING CENTER CORP. OF CHARLESTON SUTTON SQ. CORP.
THE KIMCO CORPORATION
WOODSO CORP.